Note 6 - Related Party Transactions	12 Months Ended
Dec. 31, 2012
Notes
Note 6 - Related Party Transactions

NOTE 6 – Related Party Transactions

As of December 31, 2012, the Company operated out of office space that is being provided to us by our former treasurer and secretary, Jae Hwang, free of charge.  There is no written agreement or other material terms relating to this arrangement.

For the period February 23, 2011 (inception) to December 31, 2012 the Company’s rent expense was zero.  This is because of the short time period and the minimal level of operating activities that have transpired during this period of time.

As of December 31, 2012, the Company had a note payable to a related party stockholder in the amount of $39,550.  This note is payable on demand and is non-interest bearing.  As of December 31, 2012 this note has accrued $5,538 in imputed interest that has been recorded in the financial statements as additional paid-in capital.